UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)         March 29, 2004
                                                      --------------------------


                                 GRILL CONCEPTS, INC.
                 -----------------------------------------------------
                (Exact name of registrant as specified in its charter)

       Delaware                         0-23226                 13-3319172
----------------------------       ----------------          ----------------
(State or other jurisdiction       (Commission file        (IRS Employer Number)
     of incorporation                  number)


        11661 San Vicente Blvd., Suite 404, Los Angeles, California 90049
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               (Address of principal executive offices)(Zip Code)


                                 (310) 820-5559
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              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Exhibit
             Number      Description
             ------      -----------

               99.1 Grill Concepts, Inc. quarterly earnings release for the year and quarter ended December 28, 2003

ITEM 12. RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION

     On March 29, 2004, Grill Concepts, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 28, 2003. A copy of the earnings release is attached as Exhibit 99.1.

     The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GRILL CONCEPTS, INC.

Dated:  March 29, 2004
                                                   By:  /s/  Robert Spivak
                                                        Robert Spivak
                                                        President


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